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                                                                  EXHIBIT 10.7




                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN  48393


                                April 4, 1997


Rockwell Medical Supplies, LLC
Rockwell Transportation, LLC
T.K. Investment Company
Chilakapati Family Limited Partnership
Thavarajah Family Limited Partnership
Vijay Kumar Chilakapati, M.D.
Krishnapillai Thavarajah, M.D.
Robert L. Chioini

c/o Schwartz Law Firm
37887 W. Twelve Mile Road, Suite A
Farmington Hills, Michigan 48331

Gentlemen:

         Reference is made to that certain Asset Purchase Agreement, dated as of November 1, 1996, as amended on January 31, 1997 and on February 19, 1997 (as amended, the "Asset Purchase Agreement"), by and among Rockwell Medical Technologies, Inc., a Michigan corporation, and the various addressees of this letter agreement. Capitalized terms used in this letter agreement and not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement.

         As you know, Buyer is in the process of engaging an investment banking firm to complete a private placement of its securities and to engage in an initial public offering of Buyer's securities. In order to facilitate the initial public offering, the parties to this letter have agreed as follows:

         1. Upon receipt of the $500,000 prepayment of the Note, the Supply Company shall convert the remaining outstanding balance under the Note into shares of Non-Voting Preferred Stock of Buyer, in accordance with the terms of the Term Sheet attached to this letter agreement (the "Conversion"). The terms of the Term Sheet are incorporated by reference into this letter agreement.

         2. Concurrently with the Conversion, the Note shall be cancelled and returned by the Supply Company to Buyer, the Pledge Agreement shall be deemed terminated and the Escrow Agent (as defined under the Escrow Agreement) shall deliver the Pledged Stock to the escrow agent under the escrow agreement referred to under paragraph II.C. of the Term Sheet.
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         3.      The parties to this letter agreement shall execute such
agreements, documents, instruments and certificates as are necessary or adviseable to carry out the terms of this letter agreement and to effect the Conversion and the other transactions related thereto.

         4. Buyer shall reimburse the Supply Company for up to $1,000 of legal fees and expenses incurred by the Supply Company in connection with the transaction restructuring contemplated by this letter agreement upon proof of payment of such fees and expenses.

         5. Except as amended herein, the Asset Purchase Agreement will remain in full force and effect.

         If you are in agreement with the foregoing, please acknowledge your agreement by signing in the space provided below.

                                        Very truly yours,

                                        ROCKWELL MEDICAL TECHNOLOGIES, INC.

                                        By: /s/ Robert L. Chioini
                                           -----------------------------------

                                        Its:  President
                                              --------------------------------
                                        /s/ Gary D. Lewis
                                        --------------------------------------
                                        Gary D. Lewis

                                        /s/ Michael J. Xirinachs
                                        --------------------------------------
                                        Michael J. Xirinachs

Acknowledge and Agreed:

ROCKWELL MEDICAL SUPPLIES, LLC

By: /s/ Robert L. Chioini
   --------------------------------------------------
         ROBERT L. CHIOINI, Member


By:      T. K. INVESTMENT COMPANY, Member

         By:     CHILAKAPTI FAMILY LIMITED
                     PARTNERSHIP

                 By: /s/ Vijay Kumar Chilakapati
                     ------------------------------------------
                          Its: General Partner
                               --------------------------------
[Signatures continued on next page]



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[Signatures continued from previous page]

         By:     THAVARAJAH FAMILY LIMITED
                     PARTNERSHIP

                 By: /s/ Krishnapillai Thavarajah
                     ------------------------------------------
                          Its: General Partner
                               --------------------------------


ROCKWELL TRANSPORTATION, LLC

         By:     CHILAKAPTI FAMILY LIMITED
                     PARTNERSHIP, Member

                 By: /s/ Vijay Kumar Chilakapti
                     ------------------------------------------

                          Its: General Partner
                               --------------------------------


         By:     THAVARAJAH FAMILY LIMITED
                     PARTNERSHIP, Member

                 By: /s/ Krishnapillai Thavarajah
                     ------------------------------------------

                          Its: General Partner
                               --------------------------------


T. K. INVESTMENT COMPANY

By:      CHILAKAPTI FAMILY LIMITED
            PARTNERSHIP, Member

         By: /s/ Vijay Kumar Chilakapti
             -----------------------------------------------
                 Its: General Partner
                      --------------------------------------

By:      THAVARAJAH FAMILY LIMITED
            PARTNERSHIP, Member

         By: /s/ Krishnapillai Thavarajah
             -----------------------------------------------
                 Its: General Partner
                      --------------------------------------

[Signaures continued on next page]





                                       3
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[Signatures continued from previous page]

/s/ Vijay Kumar Chilakapati
-----------------------------------------
VIJAY KUMAR CHILAKAPTI, M.D.

/s/ Krishnapillai Thavarajah
-----------------------------------------
KRISHNAPILLAI THAVARAJAH, M.D.

/s/ Robert L. Chioini
-----------------------------------------
ROBERT L. CHIOINI


CHILAKAPTI FAMILY LIMITED
   PARTNERSHIP

         By: /s/ Vijay Kumar Chilakapati
             ----------------------------
                 Its: General Partner
                      -------------------

THAVARAJAH FAMILY LIMITED
   PARTNERSHIP

         By: /s/ Krishnapillai Thavarajah
             ----------------------------

                 Its: General Partner
                      -------------------







                                       4
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                                   TERM SHEET

                   RESTRUCTURING OF ROCKWELL PROMISSORY NOTE



I.  Current Structure of Outstanding Debt:

    A.   Promissory Note in the amount of $1,916,664.17.

    B. Prepayment of $500,000 under the Note to occur on or before May 19, 1997.

    C. The Promissory Note is secured by a pledge of 2,000,000 shares of Common Stock owned by Mr. Lewis, Mr. Xirinachs and Mr. Chioini (the "Principal Shareholders"). Pledged shares are to be released pro rata as payments under the Note are received.


II.   Proposed Restructured Deal:

      A. Concurrently with the receipt by the Supply Company of the $500,000 prepayment under the Promissory Note, the Promissory Note will be cancelled and shares of Non-Voting Preferred Stock of Buyer, $1.00 par value, will be issued to the Supply Company at the rate of 1 share for each $1.00 of outstanding balance owed under the Promissory Note. The Preferred Stock will contain a 8.5% cumulative dividend.

      B. Buyer will have an obligation to redeem the outstanding shares of Preferred Stock (at a redemption price of $1.00 per share plus any accrued but unpaid dividends) no later than January 31, 1998 (the "Redemption Date"). Buyer's obligation to redeem the shares of Preferred Stock will be guaranteed, on a non-recourse basis, by the Principal Shareholders pursuant to a guaranty to be entered into by each of the Principal Shareholders (the "Guaranty"). The Guaranty will be secured by the pledge of an amount of shares of Common Stock owned by the Principal Shareholders (the "Pledged Shares") determined by the following formula:

           PLEDGED SHARES = (2,000,000 X (CA / 1,916,664.47)),

           where CA = the amount outstanding under the Promissory Note at the time of cancellation.

      C. The Pledged Shares will be held by an escrow agent ("Escrow Agent") satisfactory to the Supply Company and the Principal Shareholders in accordance with an escrow agreement (the "Escrow Agreement") containing terms which are similar to the existing escrow agreement among the parties and which is in a form reasonably satisfactory to the Principal Shareholders and the Supply Company.

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      D.   Upon the redemption of all or any portion of the Preferred
           Stock, the Pledged Shares shall be released to the Principal Shareholders on a pro rata basis based upon the number of shares of Preferred Stock being redeemed versus the number of shares of Preferred Stock originally issued to the Supply Company (e.g., if Buyer redeems 50% of the Preferred Stock issued to the Supply Company, the Escrow Agent shall release 50% of the Pledged Shares to the Principal Shareholders).

      E. In the event that Buyer fails to redeem the outstanding shares of Preferred Stock on the Redemption Date, the Supply Company shall have a period of 45 days following the Redemption Date (the "Election Period") to elect either (i) to exercise its rights under the Guaranty and the Escrow Agreement to retain the Pledged Shares which remain held by the Escrow Agent (other than Pledged Shares required to be released to the Principal Shareholders pursuant to D. above) in full satisfaction and discharge of the Guaranty and Buyer's obligation to redeem the Preferred Stock, or (ii) to terminate its rights under the Guaranty and to relinquish and terminate its security interest in the Pledged Shares and to proceed against Buyer to collect the outstanding redemption payment. Buyer shall make such election by delivery to the Escrow Agent, Buyer and the Principal Shareholders of written notice on or prior to the expiration of the Election Period specifying which remedy it has elected (the "Election Notice"). If the Supply Company fails to deliver such Election Notice as provided in the preceding sentence on or prior to the expiration of the Election Period, the Supply Company shall be deemed to have elected the remedy provided in clause (ii) above. During the Election Period and prior to the date on which the applicable parties receive the Election Notice, Buyer shall have the right to cure the failure to make the required redemption payment by payment of the redemption amount owing in respect of the Preferred Stock. Upon receipt of such payment, Escrow Agent shall release the Pledged Shares to the Principal Shareholders and remit such payment to the Supply Company.

      F. In addition to the mandatory redemptions set forth above, Buyer will have the right to redeem additional shares of Preferred Stock at any time prior to the Redemption Date.


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